UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2006

iShares® COMEX® Gold Trust

(Exact name of registrant as specified in its charter)

New York	001-32418	81-6124036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Barclays Global Investors, N.A.

45 Fremont Street

San Francisco, California 94105

Attn: Product Management Team

Intermediary Investor and

Exchange-Traded Products Group

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 597-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 10, 2006, Barclays Global Investors, N.A., in its capacity as the sponsor of the registrant, and The Bank of New York, in its capacity as the trustee of the registrant, executed the First Amendment to the Depositary Trust Agreement for the purpose of expressly allocating to the sponsor the power and authority to establish and maintain the internal control over financial reporting used by the trustee in the preparation of the financial statements of the registrant.

Item 9.01 Financial Statements and Exhibits

Exhibit 4.1       First Amendment to Depositary Trust Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

iShares® COMEX® Gold Trust

(Registrant)

/s/ BLAKE R. GROSSMAN		/s/ FRANCIS S. RYAN
(Signature)*		(Signature)*

Name:	Blake R. Grossman	Name:	Francis S. Ryan
Title:	Chief Executive Officer – President	Title:	Chief Financial Officer

Date November 17, 2006

*	The registrant is a trust and the persons are signing in their capacities as officers of Barclays Global Investors, N.A., the Sponsor of the trust.

Exhibit Index

Exhibit 4.1	First Amendment to Depositary Trust Agreement